UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2021

Concord Acquisition Corp II
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40773 (Commission File Number)	86-2171101 (I.R.S. Employer Identification No.)

477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)

(212) 883-4330 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	CNDA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CNDA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2021, the registration statement on Form S-1 (File No. 333-254788) relating to the initial public offering (the “IPO”) of Concord Acquisition Corp II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On September 3, 2021, the Company consummated the IPO of 25,000,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated August 31, 2021, by and among the Company, Citigroup Global Markets Inc. and Cowen and Company, LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated August 31, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated August 31, 2021, by and among the Company, Concord Sponsor Group II LLC (the “Sponsor”), CA2 Co-Investment LLC (“CA2 Co-Investment”) and each of the executive officers, directors and initial stockholders of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated August 31, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated August 31, 2021, among the Company, the Sponsor and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	Private Placement Warrants Subscription Agreements, each dated August 31, 2021, between the Company and each of the Sponsor, CA2 Co-Investment and certain anchor investors, the form of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	Indemnity Agreements, each dated August 31, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

•	An Administrative Services Agreement, dated August 31, 2021, between the Company and Atlas Merchant Capital LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On September 3, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) to the Sponsor, CA2 Co-Investment and certain anchor investors at a price of $1.50 per Private Placement Warrant, generating total gross proceeds of $7,500,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act.  In the Private Placement, the Sponsor purchased 4,262,121 Private Placement Warrants, CA2 Co-Investment purchased 587,879 Private Placement Warrants, and the anchor investors purchased an aggregate of 150,000 Private Placement Warrants. The Private Placement Warrants are identical to the Warrants, except that except that the Private Placement Warrants (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and, if held by the original holder or their permitted assigns, the underlying warrants (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) with respect to such warrants held by CA2 Co-Investment, will not be exercisable more than five years from the commencement of sales in the IPO. If the Private Placement Warrants are held by holders other than the initial purchasers or their permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 31, 2021, the following individuals were appointed to the board of directors of the Company: Henry Helgeson, Peter Ort, Thomas King and Larry Leibowitz. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 220,000,000 shares of common stock, including (i) 200,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

A total of $250,000,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest to pay dissolution expenses, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of the public shares the right to have their shares redeemed or to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the public shares or the Company’s pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 31, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On September 7, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 31, 2021, by and among the Company, Citigroup Global Markets Inc. and Cowen and Company, LLC.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated August 31, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated August 31, 2021, among the Company, Concord Sponsor Group II LLC, CA2 Co-Investment LLC and each of the executive officers, directors and initial stockholders of the Company.

10.2	Investment Management Trust Agreement, dated August 31, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated August 31, 2021, among the Company, Concord Sponsor Group II LLC and certain securityholders.

10.4	Form of Private Placement Warrants Subscription Agreement.

10.5	Form of Indemnity Agreement.(1)

10.6	Administrative Services Agreement, dated August 31, 2021, between the Company and Atlas Merchant Capital LLC

99.1	Press release, dated August 31, 2021.

99.2	Press release, dated September 7, 2021.

(1)	Incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-254788), filed with the SEC on May 7, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP II

	By:	/s/ Jeff Tuder
		Name:	Jeff Tuder
		Title:	Chief Executive Officer

Date: September 7, 2021